Weyerhaeuser Company	Exhibit 99.2

Q3.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Net sales	$1,728	$1,631	$2,110	$1,671	$5,469	$5,006
Costs of sales	1,382	1,283	1,390	1,399	4,055	4,111
Gross margin	346	348	720	272	1,414	895
Selling expenses	22	18	22	20	62	62
General and administrative expenses	74	84	96	85	254	254
Product remediation recoveries	—	(8)	—	(68)	(8)	(68)
Other operating costs, net	10	11	92	33	113	85
Operating income	240	243	510	202	993	562
Non-operating pension and other postretirement benefit costs	(9)	(10)	(9)	(15)	(28)	(495)
Interest income and other	1	2	2	6	5	22
Interest expense, net of capitalized interest	(85)	(103)	(111)	(91)	(299)	(289)
Earnings (loss) before income taxes	147	132	392	102	671	(200)
Income taxes	3	(60)	(109)	(3)	(166)	138
Net earnings (loss)	$150	$72	$283	$99	$505	$(62)

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Earnings (loss) per share, basic and diluted	$0.20	$0.10	$0.38	$0.13	$0.68	$(0.08)
Dividends paid per common share	$0.34	$—	$—	$0.34	$0.34	$1.02
Weighted average shares outstanding (in thousands):
Basic	746,534	746,896	746,996	745,626	746,809	745,901
Diluted	747,155	746,984	748,450	746,514	747,530	745,901
Common shares outstanding at end of period (in thousands)	746,206	746,251	746,398	745,071	746,398	745,071

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Net earnings (loss)	$150	$72	$283	$99	$505	$(62)
Non-operating pension and other postretirement benefit costs	9	10	9	15	28	495
Interest income and other	(1)	(2)	(2)	(6)	(5)	(22)
Interest expense, net of capitalized interest	85	103	111	91	299	289
Income taxes	(3)	60	109	3	166	(138)
Operating income	240	243	510	202	993	562
Depreciation, depletion and amortization	123	117	115	135	355	382
Basis of real estate sold	62	34	40	24	136	105
Special items included in operating income	(12)	(8)	80	(53)	60	(33)
Adjusted EBITDA(1)	$413	$386	$745	$308	$1,544	$1,016

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2020 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Net earnings (loss)	$150	$72	$283	$99	$505	$(62)
Early extinguishment of debt charges(1)	—	11	23	—	34	9
Legal charges (benefits)	(12)	—	—	11	(12)	26
Pension settlement charges	—	—	—	—	—	340
Product remediation recoveries	—	(6)	—	(51)	(6)	(51)
Timber casualty loss	—	—	80	—	80	—
Net earnings before special items(2)	$138	$77	$386	$59	$601	$262

	Q1	Q2	Q3		Year-to-Date
	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Net earnings (loss) per diluted share	$0.20	$0.10	$0.38	$0.13	$0.68	$(0.08)
Early extinguishment of debt charges(1)	—	0.02	0.03	—	0.05	0.01
Legal charges (benefits)	(0.02)	—	—	0.02	(0.02)	0.04
Pension settlement charges	—	—	—	—	—	0.46
Product remediation recoveries	—	(0.01)	—	(0.07)	(0.01)	(0.07)
Timber casualty loss	—	—	0.11	—	0.11	—
Net earnings per diluted share before special items(2)	$0.18	$0.11	$0.52	$0.08	$0.81	$0.36

(1) We recorded pretax charges of $12 million ($9 million after-tax), $11 million ($11 million after-tax) and $23 million ($23 million after-tax) related to the early extinguishment of debt in first quarter 2019, second quarter 2020 and third quarter 2020, respectively. These charges were included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Pension and postretirement costs:
Pension and postretirement service costs	$10	$8	$9	$8	$27	$24
Non-operating pension and other postretirement benefit costs	9	10	9	15	28	495
Total company pension and postretirement costs	$19	$18	$18	$23	$55	$519

Weyerhaeuser Company

Q3.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$1,458	$643	$787	$139
Receivables, net	390	420	500	309
Receivables for taxes	24	48	48	98
Inventories	480	409	411	416
Assets held for sale	—	—	199	140
Prepaid expenses and other current assets	141	131	101	147
Current restricted financial investments held by variable interest entities	—	—	—	362
Total current assets	2,493	1,651	2,046	1,611
Property and equipment, net	1,911	1,958	1,945	1,969
Construction in progress	153	110	119	130
Timber and timberlands at cost, less depletion	11,847	11,780	11,465	11,929
Minerals and mineral rights, less depletion	278	275	271	281
Deferred tax assets	147	65	44	72
Other assets	399	415	466	414
Total assets	$17,228	$16,254	$16,356	$16,406

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$577	$—	$—	$—
Borrowings on line of credit	550	—	—	230
Accounts payable	241	199	215	246
Accrued liabilities	448	525	617	530
Total current liabilities	1,816	724	832	1,006
Long-term debt, net	6,299	6,299	5,974	6,147
Deferred tax liabilities	10	18	27	6
Deferred pension and other postretirement benefits	669	652	638	693
Other liabilities	352	359	358	377
Total liabilities	9,146	8,052	7,829	8,229
Total equity	8,082	8,202	8,527	8,177
Total liabilities and equity	$17,228	$16,254	$16,356	$16,406

Weyerhaeuser Company

Q3.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2020	June 30, 2020	Sept 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Cash flows from operations:
Net earnings (loss)	$150	$72	$283	$99	$505	$(62)
Noncash charges (credits) to earnings (loss):
Depreciation, depletion and amortization	123	117	115	135	355	382
Basis of real estate sold	62	34	40	24	136	105
Deferred income taxes, net	(82)	80	22	2	20	(164)
Pension and other postretirement benefits	19	18	18	23	55	519
Share-based compensation expense	7	8	7	7	22	23
Timber casualty loss	—	—	80	—	80	—
Change in:
Receivables, less allowances	(82)	(30)	(80)	40	(192)	(47)
Receivables and payables for taxes	79	(18)	42	7	103	(18)
Inventories	(72)	74	—	30	2	(2)
Prepaid expenses and other current assets	(2)	7	—	2	5	5
Accounts payable and accrued liabilities	(91)	30	64	(58)	3	(13)
Pension and postretirement benefit contributions and payments	(10)	(6)	(5)	(9)	(21)	(36)
Other	(15)	5	22	(10)	12	(18)
Net cash from operations	$86	$391	$608	$292	$1,085	$674
Cash flows from investing activities:
Capital expenditures for property and equipment	$(47)	$(55)	$(56)	$(87)	$(158)	$(199)
Capital expenditures for timberlands reforestation	(21)	(11)	(9)	(11)	(41)	(42)
Proceeds from note receivable held by variable interest entities	362	—	—	—	362	253
Proceeds from sale of Montana timberlands	145	—	—	—	145	—
Other	2	1	—	1	3	20
Net cash from investing activities	$441	$(65)	$(65)	$(97)	$311	$32
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$—	$—	$(253)	$(254)	$(760)
Net proceeds from issuance of long-term debt	732	—	—	—	732	739
Payments on long-term debt	—	(588)	(348)	—	(936)	(512)
Proceeds from borrowings on line of credit	550	—	—	490	550	875
Payments on line of credit	(230)	(550)	—	(190)	(780)	(860)
Payments on debt held by variable interest entities	—	—	—	(302)	—	(302)
Proceeds from exercise of stock options	6	—	3	4	9	8
Repurchases of common shares	—	—	—	—	—	(60)
Other	(12)	(3)	(1)	(3)	(16)	(15)
Net cash from financing activities	$792	$(1,141)	$(346)	$(254)	$(695)	$(887)

Net change in cash, cash equivalents and restricted cash	$1,319	$(815)	$197	$(59)	$701	$(181)
Cash, cash equivalents and restricted cash at beginning of period	139	1,458	643	212	139	334
Cash, cash equivalents and restricted cash at end of period	$1,458	$643	$840	$153	$840	$153

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$108	$70	$100	$123	$278	$310
Income taxes, net of refunds	$—	$1	$45	$(5)	$46	$46

Weyerhaeuser Company	Timberlands Segment

Q3.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Sales to unaffiliated customers	$381	$359	$345	$398	$1,085	$1,230
Intersegment sales	122	121	107	125	350	381
Total net sales	503	480	452	523	1,435	1,611
Costs of sales	375	383	358	429	1,116	1,247
Gross margin	128	97	94	94	319	364
Selling expenses	—	1	—	—	1	1
General and administrative expenses	24	22	24	24	70	71
Other operating costs (income), net	(1)	(1)	81	(2)	79	(2)
Operating income (loss) and Net contribution (charge) to earnings	$105	$75	$(11)	$72	$169	$294

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Operating income (loss)	$105	$75	$(11)	$72	$169	$294
Depreciation, depletion and amortization	68	65	61	82	194	228
Special items	—	—	80	—	80	—
Adjusted EBITDA(1)	$173	$140	$130	$154	$443	$522

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution (Charge) to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Timber casualty loss	$—	$—	$(80)	$—	$(80)	$—

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(3)	$(2)	$43	$2	$38	$24
Cash spent for capital expenditures	$(30)	$(21)	$(24)	$(28)	$(75)	$(79)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(3)

		Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Third Party	Delivered logs:
Net Sales	West	$177	$179	$163	$172	$519	$571
(millions)	South	150	145	141	168	436	483
	North	17	7	13	24	37	70
	Total delivered logs	344	331	317	364	992	1,124
	Stumpage and pay-as-cut timber	5	5	5	10	15	29
	Recreational and other lease revenue	15	16	16	15	47	45
	Other revenue	17	7	7	9	31	32
	Total	$381	$359	$345	$398	$1,085	$1,230
Delivered Logs	West	$104.91	$104.90	$109.01	$99.07	$106.16	$103.50
Third Party Sales	South	$34.27	$33.68	$33.68	$35.03	$33.88	$35.27
Realizations (per ton)	North	$60.51	$59.82	$57.19	$57.35	$59.15	$59.37
Delivered Logs	West	1,684	1,714	1,489	1,729	4,887	5,513
Third Party Sales	South	4,365	4,307	4,185	4,795	12,857	13,694
Volumes (tons, thousands)	North	284	113	234	429	631	1,186
Fee Harvest Volumes	West	2,310	2,236	1,911	2,183	6,457	7,023
(tons, thousands)	South	6,130	5,914	5,596	6,802	17,640	19,661
	North	386	194	321	560	901	1,565

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Net sales	$112	$65	$69	$69	$246	$268
Costs of sales	70	40	46	32	156	127
Gross margin	42	25	23	37	90	141
General and administrative expenses	6	6	6	6	18	20
Other operating income, net	—	—	—	(1)	—	(1)
Operating income and Net contribution to earnings	$36	$19	$17	$32	$72	$122

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Operating income	$36	$19	$17	$32	$72	$122
Depreciation, depletion and amortization	3	4	3	4	10	10
Basis of real estate sold	62	34	40	24	136	105
Adjusted EBITDA(1)	$101	$57	$60	$60	$218	$237

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Net Sales	Real Estate	$95	$48	$49	$45	$192	$200
(millions)	Energy and Natural Resources	17	17	20	24	54	68
	Total	$112	$65	$69	$69	$246	$268
Acres Sold	Real Estate	44,974	31,337	34,917	18,057	111,228	103,922
Price per Acre	Real Estate	$1,992	$1,501	$1,381	$2,415	$1,662	$1,806
Basis as a Percent of Real Estate Net Sales	Real Estate	65%	71%	82%	53%	71%	53%

Weyerhaeuser Company	Wood Products Segment

Q3.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Net sales	$1,235	$1,207	$1,696	$1,204	$4,138	$3,508
Costs of sales	1,040	997	1,075	1,067	3,112	3,104
Gross margin	195	210	621	137	1,026	404
Selling expenses	21	18	18	20	57	59
General and administrative expenses	36	33	33	35	102	104
Product remediation recoveries	—	(8)	—	(68)	(8)	(68)
Other operating costs, net	4	8	4	7	16	16
Operating income and Net contribution to earnings	$134	$159	$566	$143	$859	$293

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Operating income	$134	$159	$566	$143	$859	$293
Depreciation, depletion and amortization	50	47	49	48	146	141
Special items	—	(8)	—	(68)	(8)	(68)
Adjusted EBITDA(1)	$184	$198	$615	$123	$997	$366

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Product remediation recoveries	$—	$8	$—	$68	$8	$68

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(186)	$56	$(68)	$32	$(198)	$(48)
Cash spent for capital expenditures	$(38)	$(45)	$(41)	$(65)	$(124)	$(148)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Structural Lumber	Third party net sales	$508	$538	$819	$487	$1,865	$1,426
(volumes presented	Third party sales realizations	$416	$438	$674	$389	$509	$390
in board feet)	Third party sales volumes(3)	1,222	1,225	1,216	1,253	3,663	3,660
	Production volumes	1,209	1,108	1,170	1,189	3,487	3,527
Oriented Strand	Third party net sales	$190	$179	$290	$159	$659	$475
Board	Third party sales realizations	$246	$240	$395	$214	$293	$217
(volumes presented	Third party sales volumes(3)	770	747	736	740	2,253	2,190
in square feet 3/8")	Production volumes	777	742	759	747	2,278	2,212
Engineered Solid	Third party net sales	$127	$111	$135	$138	$373	$388
Section	Third party sales realizations	$2,149	$2,151	$2,128	$2,188	$2,142	$2,206
(volumes presented	Third party sales volumes(3)	5.9	5.2	6.3	6.3	17.4	17.6
in cubic feet)	Production volumes	6.1	5.3	5.4	5.3	16.8	17.2
Engineered	Third party net sales	$78	$70	$83	$90	$231	$246
I-joists	Third party sales realizations	$1,667	$1,645	$1,638	$1,665	$1,650	$1,676
(volumes presented	Third party sales volumes(3)	47	42	51	54	140	147
in lineal feet)	Production volumes	47	38	43	48	128	139
Softwood Plywood	Third party net sales	$39	$34	$55	$42	$128	$130
(volumes presented	Third party sales realizations	$348	$356	$507	$346	$405	$369
in square feet 3/8")	Third party sales volumes(3)	113	95	107	121	315	351
	Production volumes	97	76	94	100	267	302
Medium Density	Third party net sales	$44	$33	$47	$44	$124	$127
Fiberboard	Third party sales realizations	$841	$825	$864	$831	$845	$836
(volumes presented	Third party sales volumes(3)	52	40	55	53	147	152
in square feet 3/4")	Production volumes	56	35	57	47	148	153

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2020 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Unallocated corporate function and variable compensation expense	$(19)	$(23)	$(36)	$(19)	$(78)	$(50)
Liability classified share-based compensation	10	(4)	(5)	(1)	1	(5)
Foreign exchange gain (loss)	(8)	3	2	(1)	(3)	(2)
Elimination of intersegment profit in inventory and LIFO	(13)	18	(9)	6	(4)	(4)
Other, net	(5)	(4)	(14)	(30)	(23)	(86)
Operating loss	(35)	(10)	(62)	(45)	(107)	(147)
Non-operating pension and other postretirement benefit costs	(9)	(10)	(9)	(15)	(28)	(495)
Interest income and other	1	2	2	6	5	22
Net charge to earnings	$(43)	$(18)	$(69)	$(54)	$(130)	$(620)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Operating loss	$(35)	$(10)	$(62)	$(45)	$(107)	$(147)
Depreciation, depletion and amortization	2	1	2	1	5	3
Special items	(12)	—	—	15	(12)	35
Adjusted EBITDA(1)	$(45)	$(9)	$(60)	$(29)	$(114)	$(109)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Legal benefits (charges)	$12	$—	$—	$(15)	$12	$(35)
Special items included in operating loss	12	—	—	(15)	12	(35)
Pension settlement charges	—	—	—	—	—	(449)
Special items included in net charge to earnings	$12	$—	$—	$(15)	$12	$(484)

Unallocated Selected Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q3.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$—	$(5)	$—	$(14)